Supplement to the
Fidelity® Variable Insurance Products
Total Market Index Portfolio
Initial Class, Service Class, and Service Class 2
April 29, 2024
Summary Prospectus

Effective June 1, 2024, the fund's management contract will be amended to incorporate administrative services previously covered under separate services agreements. The amended contract will incorporate a management fee rate that may vary by class. The Adviser or an affiliate will pay certain expenses of managing and operating the fund out of each class's management fee.
Effective June 1, 2024, the following information replaces similar information found in the "Fund Summary" section under the "Fee Table" heading.
Annual Operating Expenses
(expenses that you pay each year as a % of the value of your investment)
	Initial Class	Service Class	Service Class 2
Management fee	0.11% A, B	0.11% A, B	0.11% A, B
Distribution and/or Service (12b-1) fees	None	0.10%	0.25%
Other expenses	0.00% B	0.00% B	0.00% B
Total annual operating expenses	0.11%	0.21%	0.36%
AThe management fee covers administrative services previously provided under separate services agreements with the fund, for which 0.06%, 0.06%, and 0.06% for Initial Class, Service Class, and Service Class 2, respectively, was previously charged under the services agreements.

BAdjusted to reflect current fees.

	Initial Class	Service Class	Service Class 2
1 year	$11	$22	$37
3 years	$35	$68	$116
5 years	$62	$118	$202
10 years	$141	$268	$456

VTMI-SUSTK-0524-100 1.9916383.100	May 31, 2024